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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report:   November 23, 1998




                            ERGO SCIENCE CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                     0-24936               04-3271667
   (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation or organization)        File Number)     Identification Number)



                              Charlestown Navy Yard
                         100 First Avenue, Fourth Floor
                        Charlestown, Massachusetts 02129
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 241-6800




          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           Other Events

      On November 23, 1998, Ergo Science Corporation (the "Company") publicly disseminated a press release announcing that it had received a letter from the Division of Metabolic and Endocrine Drug Products at the U.S. Food and Drug Administration that its New Drug Application for ERGOSET-Registered Trademark- tablets for the treatment of Type 2 diabetes is not approvable, citing the overall benefit to risk ratio.

      Reference is made to the Company's press release dated November 23, 1998 filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.     Financial Statements, Proforma Financial Information and Exhibits

      (a)   Financial Statements

            None.

      (b)   Proforma Financial Information

            None.

      (c)   Exhibits

            99.1   Press Release dated November 23, 1998

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                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   ERGO SCIENCE CORPORATION



                                   By: /s/  Francis M. Ferrara, Jr.
                                      ------------------------------------------
                                       Francis M. Ferrara, Jr.
                                       Controller (principal accounting officer)



                                   Date:  December 1, 1998


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